CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements the disclosure in the Prospectus of the Trust. Defined terms have the same meanings as set forth in the Prospectus.

Supplement dated April 3, 2000 to the Prospectus dated December
28, 1999

On March 1, 2000 the Trust's Board of Trustees approved the following:

? The termination of AIB Govett, Inc. ("Govett") as an investment advisor to the Emerging Markets Equity Investments ("Emerging Markets Portfolio"). Govett will be replaced with Foreign & Colonial Emerging Markets Limited ("Foreign & Colonial") as an investment adviser to the Emerging Markets Portfolio. Foreign
& Colonial will seek the Emerging Markets Portfolio's investment objective of long-term capital appreciation by utilizing a top down macro-economic approach to country selection, supported by bottom up fundamental stock selection. Pursuant to an investment advisory agreement entered into between the Trust's Manager, SSB Citi Fund Management LLC, and Foreign & Colonial on April 3, 2000, Foreign & Colonial will receive 0.60% of the value of the average daily net assets of the Emerging Markets Portfolio allocated to Foreign & Colonial. This fee is computed daily and paid monthly based on the value of the average daily net assets of the Emerging Markets
Portfolio allocated to Foreign & Colonial. Foreign & Colonial is located in London, England and currently manages approximately $4.9 billion in assets. With the hiring of Foreign & Colonial, the Emerging Markets Portfolio's assets will be allocated as follows: State Street Global Advisors 20%; Baring Asset Management 50% and Foreign & Colonial 30%.

In addition, on March 1, 2000, the Trust's Board of Trustees was informed of the following portfolio management change:

? With regard to International Equity Investments, Walter Oechsle has retired from Oechsle International Advisors, LLC. Kathleen
Harris will continue to be responsible for the day-to-day management of International Equity Investments.

On March 14, 2000 the Trust's Board of Trustees approved the following:

? The termination of David L. Babson & Co., Inc. ("Babson") as an investment advisor to Small Capitalization Value Equity Investments ("Small Capitalization Value Portfolio"). The Consulting Group, a division of SSB Citi Fund Management LLC ("SSB Citi), recommended the termination of Babson because of portfolio management turnover. With the termination of Babson, the Small Capitalization Value Portfolio's assets will be allocated as follows: Mellon Capital Management Corporation 65% and NFJ Investment Group 35%.


TK 2088S2